HIT AT A GLANCE • A $6.5 billion investment grade fixed-income fund. • Internally managed mutual fund registered under the Investment Company Act of 1940. • Expertise in the highest credit quality multifamily mortgage backed securities (MBS). • Proven nearly 40-year history of competitive returns for pension funds and labor organizations, such as health and welfare funds, while also generating vital union construction jobs, and supporting housing (including affordable and workforce housing), and healthcare facilities. • 100% union labor requirement for all on-site construction. • Successful history as an impact investor (see back page). RELATIVE RETURNS As of March 31, 2024, periods over one year are annualized BENEFITS OF THE HIT • Core fixed-income option with a strong performance record. • Higher income, superior credit profile, and similar levels of interest rate risk compared to the Benchmark. • Directly sources multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality. • Ongoing yield advantage strengthens its performance relative to the Benchmark. • High credit quality multifamily MBS differentiate the HIT from many other core fixed-income vehicles. • The HIT’s concentration in multifamily MBS and exclusion of corporate bonds, could offer potential portfolio diversification from other asset classes. STRATEGY: OVERWEIGHT MULTIFAMILY MBS • Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg US Aggregate Bond Index (Benchmark). • Invest in high credit quality multifamily MBS that can provide an income advantage for the HIT and contribute to its performance relative to its Benchmark. SECTOR ALLOCATION†As of March 31, 2024 RISK COMPARISON As of March 31, 2024 HIT Bloomberg^ Credit Profile U.S. Government/Agency/AAA/Cash 90.46% 73.35% A & Below/Not Rated 4.81% 24.25% Yield Current Yield 3.99% 3.55% Yield to Worst 5.49% 4.86% Interest Rate Risk Effective Duration 5.96 6.11 Convexity 0.23 0.27 Call Risk Call Protected 75% 74% Not Call Protected 25% 26% Source: HIT and Bloomberg US Aggregate Bond Index continued †Chart based on value of total investments and includes unfunded commitments but does not include U.S. treasury futures contracts. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482. ^ Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

HIT ESG PRACTICES • Environmental, Social, and Governance (ESG) factors incorporated into its investment strategy, resulting in measurable impacts. • ESG priorities reflected in HIT’s operational policies and practices. • Signatory of United Nations-supported Principles for Responsible Investment (PRI). • Diverse workforce (63% minority or women) and leadership team (56% minority or women). • Diversity adds value and contributes to staff retention and depth of experience. THE WAYMAN PALMER YMCA COMMUNITY HUB TOLEDO, OH (BUILDING AMERICA) • $8.0 million Building America NMTC Allocation • $29.5 million substantial rehabilitation • $51.8 million total economic benefits • Creating an estimated 250,800 hours of union construction work (125 jobs) LABOR POLICIES: BEST IN CLASS • Documentation—general contractors and developers have a contractual obligation requiring 100% union labor. • Monitoring—HIT Labor Relations monitors compliance and facilitates resolutions if issues arise. • Measurement—work hours measured and reported for every project. ECONOMIC IMPACT OF INVESTMENTS* (1984-present) 600 PROJECTS 204.7M hours of on-site union construction work created $10.7B in HIT capital invested or allocated $21.3B in total development cost $46.9B total economic benefits $19.8B in personal income including wages and benefits ($10.1B for construction workers) 233,749 total jobs generated across communities 127,839 housing and healthcare units nationwide (67% affordable housing) * Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal. The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s current prospectus. To obtain a current prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com. 1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com